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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 15, 2000
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    001-12068                 38-251395
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
        incorporation)                                      Identification No.)

                               21001 Van Born Road
                             Taylor, Michigan 48180
                    (Address of principal executive offices)

                                 (313) 792-6237
              (Registrant's telephone number, including area code)

                                 MascoTech, Inc.
          (Former name or former address, if changed since last report)







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



Item 7.  Financial Statements And Exhibits.

     As previously reported on Form 8-K (the "8-K Report") dated December 15, 2000 and filed with the Securities and Exchange Commission on December 18, 2000, Metaldyne Corporation (formerly known as MascoTech, Inc.) (the "Company") completed its acquisition of Simpson Industries, Inc. ("Simpson") on December 15, 2000. This Form 8-K/A hereby amends the Company's 8-K Report to provide the required financial statements and pro forma financial information which were not available at the time of the initial filing of the 8-K Report, pursuant to Item 7 of Form 8-K.

     (a) Financial Statements of Business Acquired

     (i) The audited consolidated balance sheets of Simpson and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 1999 and the related notes are incorporated by reference from pages F-10 through F-25 of Simpson's Annual Report on Form 10-K for the year ended December 31, 1999.

     (ii) The unaudited consolidated balance sheets at September 30, 2000 and at December 31, 1999 (audited) and the unaudited consolidated statement of operations and statement of cash flows for the three months ended September 30, 2000 and 1999 and for the nine months ended September 30, 2000 and 1999 and the related notes are incorporated by reference from pages F-2 through F-5 of Simpson's Quarterly Report on Form 10-Q for the Quarter ended September 30, 2000.

     (b) Pro Forma Financial Information

     The unaudited pro forma consolidated condensed balance sheet of Metaldyne at September 30, 2000 and the unaudited pro forma consolidated condensed statement of income of Metaldyne for the year ended December 31, 1999 and for the nine months ended September 30, 2000 and the related notes are included on pages F-2 through F-8.

     (c) Exhibits

     (23) Consent of KPMG LLP.

     (99.1) Audited consolidated balance sheets of Simpson and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 1999 and the related notes are incorporated by reference from pages F-10 through F-25 of Simpson's Annual Report on Form 10-K for the year ended December 31.

     (99.2) Unaudited consolidated balance sheets at September 30, 2000 and at December 31, 1999 (audited) and the unaudited consolidated statement of operations and statement of cash flows for the three months ended September 30, 2000 and 1999 and for the nine months ended September 30, 2000 and 1999 and the related notes are incorporated by reference from pages F-2 through F-5 of Simpson's Quarterly Report on Form 10-Q for the Quarter ended September 30, 2000.

                              Metaldyne Corporation
         Unaudited Pro Forma Consolidated Condensed Financial Statements


     The following unaudited pro forma consolidated condensed financial statements have been derived from our unaudited historical consolidated financial statements as of and for the nine months ended September 30, 2000 and from our audited historical consolidated financial statements for the year ended December 31, 1999.

     The unaudited pro forma consolidated condensed balance sheet gives effect to the December 15, 2000 acquisition of Simpson Industries, Inc. for total cash consideration of approximately $365 million as if it and the related financings had occurred on September 30, 2000. The acquisition has been accounted for as a purchase. The unaudited pro forma consolidated condensed statements of income give effect to the acquisition as if it had occurred January 1, 1999. The unaudited pro forma consolidated condensed balance sheet assumes that the excess purchase price over the fair value of the net assets of the acquired company is approximately $161 million. The purchase price allocations are preliminary, and as such are estimates. Such allocations could change upon the completion of asset valuations, which are on-going as of the date of this filing.

     The unaudited pro forma consolidated condensed financial statements do not purport to represent what our results of operations or financial position would actually have been had the acquisition and related financings occurred at such times. These statements also do not purport to project our results of operations or financial position for or at any future period or date.

     The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company and Simpson and the related notes to such financial statements.

                                                         Metaldyne Corporation
                                       Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                                       As of September 30, 2000
                                                        (amounts in thousands)


                                                         Metaldyne       Simpson        Pro Forma      Pro Forma
                                                        Historical      Historical     Adjustments     Adjusted
                                                        ----------      ----------     -----------     --------
ASSETS
Current assets
   Cash............................................        $14,100         $7,672                (A)     $21,772
   Receivables.....................................        195,070         82,472       $(36,300)(D)     241,242
   Inventories.....................................        177,010         19,157                        196,167
   Deferred and refundable income taxes............         24,490                                        24,490
   Prepaid expenses and other assets...............         16,490         15,634                         32,124
                                                        ----------     ----------       ------------  ----------
     Total current assets..........................        427,160        124,935        (36,300)        515,795
   Equity and other investments in affiliates......        115,530                                       115,530
   Property and equipment, net.....................        741,860        189,316                        931,176
   Excess of cost over net assets of acquired              755,560         41,838        119,389(F)      916,787
companies
   Notes receivable and other assets...............         39,290          2,117          5,864(E)       47,271
                                                        ----------     ----------       ------------  ----------
     Total assets..................................     $2,079,400       $358,206        $88,953      $2,526,559
                                                        ==========     ==========       ============  ==========
LIABILITIES
Current liabilities
   Accounts payable................................       $138,990        $55,852                       $194,842
   Accrued liabilities.............................        116,970         44,469        $(3,030)(B)     158,409
                                                        ----------     ----------       ------------  ----------
     Total current liabilities.....................        255,960        100,321         (3,030)        353,251
   Convertible debt................................        305,000                                       305,000
   Other long term debt
     Bank debt.....................................        934,000         97,254         99,084(B)    1,130,338
     Other.........................................         15,900                                        15,900
   Deferred Income taxes and other long term               226,790         27,530                        254,320
     liabilities...................................
                                                        ----------     ----------       ------------  ----------
     Total liabilities.............................      1,737,650        225,105         96,054       2,058,809
                                                        ----------     ----------       ------------  ----------

SHAREHOLDERS' EQUITY
   Common Stock....................................         44,730         17,874        (10,418)(C)      52,186
   Paid in capital.................................             10         22,537         96,007(C)      118,554
   Retained earnings...............................        383,450        111,467       (111,467)(C)     383,450
   Accumulated other comprehensive loss............        (42,710)       (17,112)        17,112(C)      (42,710)
   Less:  restricted stock awards..................        (43,730)        (1,665)         1,665(C)      (43,730)
                                                        ----------     ----------       ------------  ----------
   Total shareholders equity.......................        341,750        133,101         (7,101)        467,750
   Total liabilities and shareholders equity.......     $2,079,400       $358,206        $88,953      $2,526,559
                                                        ==========     ==========       ============  ==========

                                                         Metaldyne Corporation
                                 Footnotes to Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                                        As of September 30,2000
                                                        (amounts in thousands)


(A)      Uses of cash:
             Purchase of 17,867,058 restricted and unrestricted shares for $13.00 per share.....    $    232,272
             Settlement of 861,322 stock options................................................           2,363
                                                                                                    ------------
                Total consideration to shareholders.............................................         234,635

             Repay existing debt:
                Principal.......................................................................         103,775
                Interest........................................................................           3,030
                Prepayment penalty..............................................................           5,565
                                                                                                    ------------
                                                                                                         112,370
             Fees:
                Common stock purchase...........................................................          12,290
                New debt agreements.............................................................           4,864
                Receivables sale agreement......................................................           1,000
                                                                                                    ------------
                                                                                                          18,154
                                                                                                    ------------
                Total uses of cash..............................................................    $    365,159
                                                                                                    ------------
         Sources of cash:
             Issuance of shares of Metaldyne common stock at $16.90 per share...................    $    126,000
             Proceeds from sale of receivables..................................................          36,300
             Issuance of new debt:
                Revolving credit borrowings.....................................................           2,859
                New term loan...................................................................         200,000
                                                                                                    ------------
                                                                                                         202,859
                Total sources of cash...........................................................    $    365,159
                                                                                                    ------------
                   Net change in cash...........................................................    $         --
                                                                                                    ============
(B)      Net change in debt:
             New borrowings.....................................................................    $    202,859
             Repay Simpson principal............................................................        (103,775)
                                                                                                    ------------
                Net change in debt..............................................................          99,084
                                                                                                    ============
         Pay accrued interest on existing debt..................................................    $      3,030
                                                                                                    ============

(C)      Change in Shareholders' Equity:
                                                           Elimination of          Issuance
                                                           Simpson Equity          of shares            Total
                                                           --------------          ---------        ------------
         Common Stock                                       $      (17,874)             7,456       $    (10,418)
         Paid In Capital...............................            (22,537)           118,544             96,007
         Retained Earnings.............................           (111,467)                             (111,467)
         Accumulated other comprehensive loss..........             17,112                                17,112
         Restricted Stock Awards.......................              1,665                                 1,665
                                                            --------------     --------------       ------------
                                                            $     (133,101)    $      126,000       $     (7,101)
                                                            ==============     ==============       ============

(D) The securitization of $36.3 million of Simpson receivables to finance, in part, the purchase.

(E)  Deferred financing costs related to:

                             Metaldyne Corporation
     Footnotes to Unaudited Pro Forma Consolidated Condensed Balance Sheet
           As of September 30,2000 (amounts in thousands) (continued)


             New term loan......................................................................    $      4,864
             Revolving receivables sales agreement..............................................           1,000
                                                                                                    ------------
                                                                                                    $      5,864
                                                                                                    ============
(F)      Excess of cost over net assets acquired:
             Consideration paid to shareholders.................................................    $    234,635
             Stock purchase fees................................................................          12,290
             Prepayment penalty on debt retirement..............................................           5,565
                                                                                                    ------------
                                                                                                         252,490
             Historical cost of net assets acquired.............................................         133,101
             Less: existing goodwill at Simpson.................................................         (41,838)
                                                                                                    ------------
                                                                                                          91,263
                Excess of cost over net assets acquired:........................................         161,227
                Less: existing goodwill at Simpson .............................................         (41,838)
                                                                                                    ------------
                   Incremental goodwill.........................................................    $    119,389
                                                                                                    ============

                                                         Metaldyne Corporation
                                    Unaudited Pro Forma Consolidated Condensed Statement Of Income
                                                 For the year ended December 31, 1999
                                                        (amounts in thousands)


                                                      Metaldyne        Simpson        Pro Forma       Pro Forma
                                                      Historical      Historical     Adjustments       Adjusted
                                                      ----------      ----------     -----------      ---------
Sales.........................................       $1,679,690        $532,676                      $2,212,366
Cost of Sales.................................       (1,246,660)       (478,903)                     (1,725,563)
                                                     ----------        --------       ------------   ----------
   Gross Profit...............................          433,030          53,773                         486,803
Selling, general and administrative expenses..         (214,530)        (14,785)       $(2,412)(A)     (231,727)
Gains (charge) on disposition of businesses...           14,440                                          14,440
Charge for asset impairment...................          (17,510)                                        (17,510)
                                                     ----------        --------       ------------   ----------
   Operating profit...........................          215,430          38,988         (2,412)         252,006
Other income (expense), net
   Interest expense...........................          (80,820)         (9,279)        (9,911)(B)     (100,010)
   Equity and other income from affiliates....           13,230                                          13,230
   Gain (charge) from disposition of, or changes
   in investments in equity affiliates........           (3,150)                                         (3,150)
   Other, net.................................           (5,220)          2,009         (3,274)(C)       (6,485)
                                                     ----------        --------       ------------   ----------
     Total other income (expense), net........          (75,960)         (7,270)       (13,185)         (96,415)
Income before income taxes....................          139,470          31,718        (15,597)         155,591
Income taxes..................................           47,040          10,880         (4,414)(D)       53,506
                                                     ----------        --------       ------------   ----------
Net income....................................          $92,430         $20,838       $(11,183)        $102,085
                                                     ==========        ========       ============   ==========

                              Metaldyne Corporation
   Footnotes to Unaudited Pro Forma Consolidated Condensed Statement of Income
                      For the Year Ended December 31, 1999

(A) The incremental amortization over 40 years of the excess of cost over fair value of assets acquired ($3 million), and the elimination of compensation expense related to the restricted stock awards which were cashed out pursuant to the purchase agreement ($0.6 million).

(B) The incremental interest expense from the approximately $99 million, net, in additional borrowings.

(C) The amortization of the deferred financing costs related to the additional borrowings ($0.6 million) and expenses associated with the receivables securitization ($2.6 million).

(D) The related net tax provision of the pro forma adjustments at appropriate U.S. statutory rates including state tax provision, net of federal tax benefit.

                                                         Metaldyne Corporation
                                    Unaudited Pro Forma Consolidated Condensed Statement Of Income
                                             For the Nine months ended September 30, 2000
                                                        (amounts in thousands)


                                                      Metaldyne        Simpson        Pro Forma       Pro Forma
                                                      Historical      Historical     Adjustments       Adjusted
                                                     -----------      ----------     -----------      ---------
Sales.........................................       $1,295,480        $399,605                      $1,695,085
Cost of Sales.................................         (966,590)       (360,108)                     (1,326,698)
                                                     ----------        --------       -----------    ----------
Gross Profit..................................          328,890          39,497                         368,387
Selling, general and administrative expenses..         (163,130)        (11,871)       $(1,809)(A)     (176,810)
Gains (charge) on disposition of businesses...            2,800                                           2,800
                                                     ----------        --------       -----------    ----------
   Operating profit...........................          168,560          27,626         (1,809)         194,377
Other income (expense), net
   Interest expense...........................          (64,500)         (6,960)        (7,433)(B)      (78,893)
   Equity and other income from affiliates....            9,170                                           9,170
   Other, net.................................            2,120            (617)        (2,456)(C)         (953)
                                                     ----------        --------       -----------    ----------
     Total other income (expense), net........          (53,210)         (7,577)        (9,889)         (70,676)
Income before income taxes....................          115,350          20,049        (11,698)         123,701
Income taxes..................................           45,490           6,365         (3,311)(D)       48,544
                                                     ----------        --------       -----------    ----------
Net income....................................          $69,860         $13,684        $(8,387)         $75,157
                                                     ==========        ========       ===========    ==========


                              Metaldyne Corporation
   Footnotes to Unaudited Pro Forma Consolidated Condensed Statement of Income
                  For the Nine Months Ended September 30, 2000

(A) The incremental amortization over 40 years of the excess of cost over fair value of assets acquired ($2.2 million) and the elimination of compensation expense related to the restricted stock awards which were cashed out pursuant to the purchase agreement ($0.4 million).

(B) The incremental interest expense from the approximately $99 million, net, in additional borrowings.

(C) The amortization of the deferred financing costs related to the additional borrowings and ($0.4 million) and expenses associated with the receivables securitization ($2.0 million).

(D) The related net tax provision of the pro forma adjustments at appropriate U.S. statutory rates including state tax provision, net of federal tax benefit.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 27, 2001

                             METALDYNE CORPORATION



                             By:    /s/ Timothy Wadhams
                                    --------------------------------------------
                                    Name:   Timothy Wadhams
                                    Title:  Chief Financial Officer,
                                              Executive Vice President,
                                              Finance and Administration

                                  EXHIBIT INDEX

   Exhibit
    Number                                              Description
    ------                                              -----------

     23   Consent of KPMG LLP.

     99.1 Audited consolidated balance sheets of Simpson and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 1999 and the related notes are incorporated by reference from pages F-10 through F-25 of Simpson's Annual Report on Form 10-K for the year ended December 31, 1999.

     99.2 Unaudited consolidated balance sheets at September 30, 2000 and at December 31, 1999 (audited) and the unaudited consolidated statement of operations and statement of cash flows for the three months ended September 30, 2000 and 1999 and for the nine months ended September 30, 2000 and 1999 and the related notes are incorporated by reference from pages F-2 through F-5 of Simpson's Quarterly Report on Form 10-Q for the Quarter ended September 30, 2000.